Helen of Troy Limited Announces Agreement to Acquire Olive & June, LLC • Acquires fast-growing, award-winning nail care category innovator to its portfolio of leading brands for a total purchase price of $240 million, including a $15 million earnout; implies a multiple of less than 11x estimated calendar year 2025 adjusted EBITDA(2), before synergies • Adds a high-margin, complementary Beauty consumables business that is expected to be immediately accretive to Helen of Troy’s revenue growth rate, gross profit margin, adjusted EBITDA margin(3), adjusted diluted EPS growth rate(1) and free cash flow conversion(4) • Plans to employ a stand-alone but supported operating model that retains an experienced and passionate management team, including Olive & June Founder / CEO, Sarah Gibson Tuttle, and leverages Helen of Troy’s complementary capabilities and scale to accelerate Olive & June’s growth • Intends to update its outlook for fiscal 2025 to include the incremental impact of Olive & June in conjunction with the third quarter earnings release on January 9, 2025 • The Company will hold a conference call at 8:30 a.m. ET on Friday, November 22, 2024 El Paso, Texas, November 21, 2024 - Helen of Troy Limited (NASDAQ: HELE), designer, developer, and worldwide marketer of branded consumer home, outdoor, beauty, and wellness products, today announced that it has entered into a definitive merger agreement to acquire the business of Olive & June, LLC. Olive & June, founded in 2013, is an innovative, omni-channel nail care brand trailblazing the DIY nail revolution. Within the multi-billion-dollar beauty industry, Olive & June plays across all nail care categories: polish, artificial, tools, treatment, and care, delivering a salon-quality experience at home. Its consumer solutions-driven product innovation and digital-first model to engage and educate consumers drives brand loyalty and social media engagement well above the category averages. The Olive & June acquisition is an excellent, complementary fit with Helen of Troy’s strategic goal of Continuing Better Together M&A. Helen of Troy believes it can add value to Olive & June and use its scalable operating platform, while Olive & June can accelerate profitable growth for Helen of Troy by helping to further diversify its product offerings. As the Company continues to focus on elevating the health and performance of its core brand portfolio, it intends for Olive & June to operate in a stand-alone but supported model, with the brand continuing to operate largely as it is operated today except in areas where the Company believes it can accelerate Olive & June’s momentum. The total purchase consideration is expected to be $225 million in cash at closing, subject to certain customary closing adjustments, and a $15 million earnout subject to performance over three years. The total purchase price implies a multiple of less than 11x estimated calendar year 2025 adjusted EBITDA before synergies, which compares favorably to the Company’s recent transactions. The Company expects Olive & June’s calendar year 2024 net sales revenue to be approximately $92 million. Exhibit 99.1

The acquisition is expected to be immediately accretive to Helen of Troy’s revenue growth rate, gross profit margin, adjusted EBITDA margin, adjusted diluted EPS growth rate and free cash flow conversion. The Company expects its pro forma net leverage ratio(5) to be 3x or less at the estimated time of closing. In September 2024, the Company executed interest rate swaps on an additional $250 million of notional value with respect to its outstanding variable rate debt. The additional swaps fix the interest rate for the additional notional value at an average SOFR rate of 3.7% compared to current 30-day SOFR of 4.6% for an average period of 18 months from the date of execution. As of November 20, 2024, approximately 71% of the Company’s total debt is fixed at an average SOFR rate of 3.9% through February 2026. Ms. Noel M. Geoffroy, Helen of Troy Chief Executive Officer, stated: “We could not be more excited to add Olive & June to our portfolio of leading brands and we welcome its passionate associates and visionary leadership team to the Helen of Troy family. We believe Olive & June is an excellent fit with Helen of Troy both strategically and financially. Olive & June’s innovation-driven performance, highly relevant vision of democratizing nail care for everyone, award-winning products and unique consumer engagement model are impressive and inspiring. We see significant opportunities to build on its strengths in consumer obsession and breakthrough commercial and product innovation, in addition to helping expand the brand’s availability with increased distribution. Olive & June complements our existing Beauty portfolio and broadens us beyond the Hair category, adding a consumables business that is both high growth and high margin. We look forward to working together to fully realize the potential of Olive & June.” Ms. Sarah Gibson Tuttle, founder and CEO of Olive & June, said: “When I started Olive & June, the mission was simple: to make salon-quality nails accessible to everyone, everywhere. Thanks to our passionate team and loyal community, we have achieved incredible milestones—teaching millions how to do their nails at home and redefining what is possible in Beauty. Now, as we join the Helen of Troy family, a company known for elevating everyday experiences with innovative consumer products, I could not be more thrilled to lead this next chapter of growth for the brand. I have been deeply impressed by Noel’s visionary leadership and look forward to partnering with her and the entire Helen of Troy team. Together, we will continue to innovate, inspire, and deliver on our promise to be the go-to at-home nail solution for everyone, everywhere. I cannot wait to see all that we will accomplish together.” The acquisition is expected to close before calendar year end 2024, subject to customary closing conditions, including regulatory approvals. Conference Call and Webcast The Company will conduct a teleconference tomorrow in conjunction with today's announcement. The teleconference begins at 8:30 a.m. Eastern Time Friday, November 22, 2024. Institutional investors and analysts interested in participating in the call are invited to dial (877) 407-3982 approximately ten minutes prior to the start of the call. The conference call will also be webcast live on the Events & Presentations page at: http://investor.helenoftroy.com/. A telephone replay of this call will be available at 12:15 p.m. Eastern Time on November 22, 2024, until 11:59 p.m. Eastern Time on December 6, 2024, and can be accessed by dialing (844) 512-2921 and entering replay pin number 13750284. A replay of the webcast will remain available on the website for one year.

Non-GAAP Financial Measures The Company reports and discusses its operating results using financial measures consistent with accounting principles generally accepted in the United States of America (“GAAP”). To supplement its presentation, the Company discloses certain financial measures that may be considered non-GAAP such as EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted EPS, free cash flow conversion, and pro forma net leverage ratio. The Company is unable to present quantitative reconciliations of its forward-looking pro forma net leverage ratio and Olive & June’s forward-looking adjusted EBITDA to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP financial measures without unreasonable effort or expense. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Certain Defined Terms (1) Adjusted Diluted EPS is defined as net income as reported under GAAP excluding the following items net of their applicable tax effects: acquisition-related expenses, Barbados tax reform, restructuring charges, amortization of intangible assets, and non-cash share-based compensation, as applicable, divided by the weighted average shares of common stock outstanding plus the effect of dilutive securities. (2) Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, acquisition-related expenses, restructuring charges, and non-cash share-based compensation. (3) Adjusted EBITDA margin is defined as adjusted EBITDA divided by net sales revenue. (4) Free Cash Flow Conversion is defined as net cash provided by operating activities less capital and intangible asset expenditures divided by EBITDA (5) Pro forma net leverage ratio is defined as the estimated net debt at the end of fiscal 2025 after giving effect to the acquisition, divided by Helen of Troy’s estimated fiscal 2025 pre-acquisition adjusted EBITDA plus the estimated pro forma adjusted EBITDA of the acquisition for the equivalent time period post-closing, as defined by Helen of Troy’s applicable debt covenants. About Helen of Troy Limited Helen of Troy Limited (NASDAQ: HELE) is a leading global consumer products company offering creative products and solutions for its customers through a diversified portfolio of well-recognized and widely- trusted brands, including OXO, Hydro Flask, Osprey, Vicks, Braun, Honeywell, PUR, Hot Tools, Drybar, Curlsmith, and Revlon. All trademarks herein belong to Helen of Troy Limited (or its subsidiaries) and/or are used under license from their respective licensors. For more information about Helen of Troy, please visit http://investor.helenoftroy.com Forward-Looking Statements Certain written and oral statements made by the Company and subsidiaries of the Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this press release, in other filings with the SEC, and in certain other oral and written presentations. Generally, the words “anticipates”, “assumes”, “believes”,

“expects”, “plans”, “may”, “will”, “might”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, “forecasts”, “targets”, “reflects”, “could”, and other similar words identify forward-looking statements. All statements that address operating results, events or developments that the Company expects or anticipates may occur in the future, including statements related to sales, expenses, EPS results, and statements expressing general expectations about future operating results, are forward-looking statements and are based upon its current expectations and various assumptions. The Company believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that the Company will realize these expectations or that these assumptions will prove correct. Forward-looking statements are only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Accordingly, the Company cautions readers not to place undue reliance on forward-looking statements. The forward- looking statements contained in this press release should be read in conjunction with, and are subject to and qualified by, the risks described in the Company's Form 10-K for the year ended February 29, 2024, and in the Company's other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the geographic concentration of certain United States (“U.S.”) distribution facilities which increases its risk to disruptions that could affect the Company's ability to deliver products in a timely manner, the occurrence of cyber incidents or failure by the Company or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, a cybersecurity breach, obsolescence or interruptions in the operation of the Company's central global Enterprise Resource Planning systems and other peripheral information systems, the Company's ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, actions taken by large customers that may adversely affect the Company's gross profit and operating results, the Company's dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, the Company's dependence on third-party manufacturers, most of which are located in Asia, and any inability to obtain products from such manufacturers, the Company's ability to deliver products to its customers in a timely manner and according to their fulfillment standards, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and events in the U.S. and abroad, and volatility in the global credit and financial markets and economy, the Company's dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including a downturn from the effects of macroeconomic conditions, any public health crises or similar conditions, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, the Company's reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, risks associated with the use of licensed trademarks from or to third parties, the Company's ability to execute and realize expected synergies from strategic business initiatives such as acquisitions, divestitures and global restructuring plans, including Project Pegasus, the risks of potential changes in laws and regulations, including environmental, employment and health and safety and tax laws, and the costs and complexities of compliance with such laws, the risks associated with increased focus and expectations on climate change and other environmental, social and governance matters, the risks associated with significant changes in or the Company's compliance with regulations, interpretations or product certification requirements, the risks associated with global legal developments regarding privacy and data security that could result in changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the risks of significant tariffs or other restrictions being placed on imports from China, Mexico or Vietnam or any retaliatory trade measures taken by China, Mexico or Vietnam, the Company's dependence on whether it is classified as a “controlled foreign corporation” for U.S. federal income tax purposes which impacts the tax treatment of its non-U.S. income, the risks associated with legislation enacted in Bermuda and Barbados in response to the European Union's review of harmful tax competition, the risks associated with accounting for tax positions and the resolution of tax disputes, the risks associated with product recalls, product liability and other claims against the Company, and associated financial risks including but not limited to, increased costs of raw materials, energy and transportation, significant impairment of the Company's goodwill, indefinite-lived and definite-lived intangible assets or other long-lived assets, risks associated with foreign currency exchange rate fluctuations, the risks to the Company's liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets, interest rates and limitations under its financing arrangements, and projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary by a material amount. The Company undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. Investor Contact: Helen of Troy Limited Anne Rakunas, Director, External Communications (915) 225-4841 ICR, Inc. Allison Malkin, Partner (203) 682-8200